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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT,
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): February 22, 2000



                              STERLING VISION, INC.
               (Exact Name of Registrant as Specified in Charter)

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

                New York                                 1-14128                              11-3096941
               ----------                               ---------                             ----------
      (State or Other Jurisdiction              (Commission File Number)                   (I.R.S. Employer
           of Incorporation)                                                              Identification No.)
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                             1500 Hempstead Turnpike
                           East Meadow, New York 11554
                           ---------------------------
                    (Address of Principal Executive Offices)

                                 (516) 390-2100
                                 --------------
              (Registrant's telephone number, including area code)









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Item 5. Other Events
        ------------

         . On February 22, 2000, the Registrant appointed three individuals as the senior executive officers of its Internet division (Emerging Vision.com) and, in connection therewith, entered into employment agreements with each such individual.

Item 7. Financial Statements and Exhibits
        ---------------------------------

Exhibit No.       Document.
-----------       ---------

10.97 Employment Agreement dated as of February 22, 2000, between Sterling Vision, Inc. and Gregory T. Cook.

10.98 Employment Agreement dated as of February 22, 2000, between Sterling Vision, Inc. and Sara Traberman.

10.99 Employment Agreement dated as of February 22, 2000, between Sterling Vision, Inc. and James Ewer.







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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STERLING VISION, INC.

                                   By:      /s/Joseph Silver
                                      -------------------------
                                   Name:    Joseph Silver
                                   Title:   Executive Vice President & General
                                            Counsel

Date:    March 17, 2000